UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 20, 2010

Validus Holdings, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-33606	98-0501001
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

29 Richmond Road, Pembroke, Bermuda		HM08
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 278-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On December 20, 2010, Validus Holdings, Ltd. (the "Company") issued a press release (the "Press Release") announcing that it has received additional information concerning the September 4, 2010 Christchurch, New Zealand earthquake and based on the information received to date, the Company’s estimate of losses from this event continues to be within the provision established in the third quarter, including IBNR, and consequently the Company expects no negative effect from this loss event on its fourth quarter results of operations. The Press Release is attached hereto as Exhibit 99.1.

Other than as set forth in Item 8.01 below, the information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On December 20, 2010, the Company also announced in the Press Release that the Board of Directors of the Company (the "Board") has authorized the return by the Company of an additional $400.0 million to shareholders (the "Share Repurchase Authorization"). The Company expects the repurchases to be made from time to time in the open market or in privately negotiated transactions. The timing, form and amount of the share repurchases under the program will depend on a variety of factors, including market conditions, the Company’s capital position relative to internal and rating agency targets, legal requirements and other factors. The repurchase program may be modified, extended or terminated by the Board at any time.

The Press Release is attached hereto as Exhibit 99.1 and the information with respect to the Share Repurchase Authorization only is incorporated by reference herein. No other information in the Press Release shall be deemed "filed" for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Validus Holdings, Ltd.

December 20, 2010	By:	/s/ Joseph E. (Jeff) Consolino

Name: Joseph E. (Jeff) Consolino
Title: President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release ("VALIDUS HOLDINGS, LTD. ANNOUNCES AN INCREASE IN ITS COMMON SHARE REPURCHASE AUTHORIZATION") dated December 20, 2010.